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                                                                    Exhibit 10.8

                             OMNIBUS AMENDMENT NO. 1

     This Omnibus Amendment No. 1 (the "Amendment"), dated as of September 8, 2005, among OPTION ONE OWNER TRUST 2002-3, a Delaware statutory trust, UBS REAL ESTATE SECURITIES INC. (f/k/a UBS Warburg Real Estate Securities Inc.), a Delaware corporation, and OPTION ONE MORTGAGE CORPORATION, a California corporation, amends the following agreements (the "Amended Agreements"):

     (A) AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of March 18, 2005, among Option One Owner Trust 2002-3 (the "Company"), UBS Real Estate Securities Inc. (the "Note Purchaser"), and Option One Mortgage Corporation ("OOMC", or the "Loan Originator") (the "Note Purchase Agreement"); and

     (B) PRICING SIDE LETTER, dated as of March 18, 2005, among the Company, the Note Purchaser and the Loan Originator (the "Pricing Side Letter").

     This Amendment shall constitute Amendment No. 1 to the Note Purchase Agreement and Amendment No. 1 to the Pricing Side Letter.

A. Amendment to the Note Purchase Agreement

1. The definition of "Commitment Term" in Section 1.1 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

          "'Commitment Term'" shall mean that period of time commencing on September 9, 2005 and continuing until the earlier of (i) September 8, 2006 (or, if applicable, such later date as may be in effect from time to time pursuant to Section 2.10(d)), and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X."

B. Amendment to the Pricing Side Letter

1. The section heading numbers following Section 2 are hereby renumbered as follows: "Section 2 - Removal of Mortgage Loans from the Facility" shall read "Section 3 - Removal of Mortgage Loans from the Facility"; "Section 3
     - Negative Pledge of Hedging Agreements" shall read "Section 4 - Negative Pledge of Hedging Agreements"; "Section 4 - Confidential Information" shall read "Section 5 - Confidential Information"; "Section 5 - No Recourse" shall read "Section 6 - No Recourse"; and "Section 6 - General Provisions" shall read "Section 7 - General Provisions".

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2.   Section 2 of the Pricing Side Letter is hereby deleted in its entirety and replaced with the following:

                           "Section 2 - Minimum Usage

          The Company and OOMC hereby acknowledge that the Note Purchaser is entering into this facility with the understanding that the Note Purchaser expects to receive at least $6,563,744.82 (the "Minimum Usage Fee") in spread ("spread" being the cumulative dollar amount of that portion of the Note interest represented by the Margin) during the Commitment Term (i.e., on or prior to September 8, 2006). If, by the end of the Commitment Term, the total spread paid to the Note Purchaser is less than the Minimum Usage Fee, then the Company and OOMC, jointly and severally, shall pay to the Note Purchaser, on the last day of the Commitment Term, an amount equal to such shortfall."

C. General Provisions

1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Amended Agreements.

2. Expenses. The Loan Originator agrees to pay and reimburse the Note Purchaser for all of the reasonable out-of pocket costs and expenses incurred by the Note Purchaser in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Dewey Ballantine LLP, counsel to the Note Purchaser.

3. Liability. It is expressly understood and agreed by the parties that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Company is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding the Company with respect thereto, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Company or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Company hereunder or under any other related documents. Nothing expressed or implied in the preceding sentence, however, shall alter the terms and conditions of Section 7.1 of the Trust Agreement.


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4.   Condition to Effectiveness. As a condition to the effectiveness of this
     Amendment, the Note Purchaser shall have given its consent.

5. Effect of Amendment. Upon the execution of this Amendment and the attached consent of Note Purchaser, the Agreement shall be modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of each party to the Agreement shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be part of the terms and conditions of the Agreement for any and all purposes as of the date first set forth above. The Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

6. The Amended Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all the terms and conditions of the Amended Agreements shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Amended Agreements. All references to the Amended Agreements in any other document or instrument shall be deemed to mean the Amended Agreements as amended by this Amendment.

7. Counterparts. This Amendment may be executed by the parties in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of such party shall have been received.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  [Remainder of page left intentionally blank.]


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers, effective as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2002-3,
                                        as the Company

                                        By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        UBS REAL ESTATE SECURITIES INC.,
                                        as the Note Purchaser


                                        By: /s/ Robert Carpenter
                                            ------------------------------------
                                        Name: Robert Carpenter
                                        Title: Executive Director


                                        By: /s/ George A. Mangiaracina
                                            ------------------------------------
                                        Name: George A. Mangiaracina
                                        Title: Managing Director


                                        OPTION ONE MORTGAGE CORPORATION
                                        as the Loan Originator


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Vice President

                   [SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1]